Exhibit 99.27

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		12/31/2006 (Includes Post-confirmation period of 9/11-9/30/2006
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$1,031,108.33

B. Disbursements not under the plan, for current quarter1:	$450,536.28

Total Disbursements	$1,481,644.61

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply fully with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

1 Consisting primarily of Final Fee Applications approved by the Court for the pre-confirmation period.

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$359,682.61		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$4,000.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$15,122.16		$15,122.16	$
8. Unsecured Creditors		$652,303.56		$652,303.50	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$1,031,108.33	$		$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1002%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

2 Dependent on outcome of pending litigation, as described in the Plan

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Sidney O. Harris	Date:	2/15/2007

Sidney O. Harris
(PRINT NAME)

Type	Num	Date	Name	Further Description	Paid Amount
Bill Pmt -Check	1000	10/25/2006	TREASURER	2004 Personal Property Tax Building	(2,720.51)
Bill Pmt -Check	1001	10/25/2006	TREASURER	2005 Personal Property Tax Equipment	(9,643.94)
Bill Pmt -Check	1048	12/12/2006	ILL SEC	2005 filing fees, withdrawal fees	(577.28)
Bill Pmt -Check	1534	09/20/2006	FIDELITY	43% Claim Payment	(2,170.43)
Bill Pmt -Check	1550	09/20/2006	TEMPETAX	43% Claim Payment	(10.00)
			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		(15,122.16)
Bill Pmt -Check	1528	09/20/2006	BANKOFNY	43% Claim Payment	(788.20)
Bill Pmt -Check	1529	09/20/2006	BOISE	43% Claim Payment	(68.82)
Bill Pmt -Check	1531	09/20/2006	CDW	43% Claim Payment	(892.39)
Bill Pmt -Check	1532	09/20/2006	CGSNW-WILLOWS	43% Claim Payment	(598,689.00)
Bill Pmt -Check	1533	09/20/2006	D&B	43% Claim Payment	(212.15)
Bill Pmt -Check	1535	09/20/2006	FLEX	43% Claim Payment	(10,588.35)
Bill Pmt -Check	1536	09/20/2006	GUARDSMARK	43% Claim Payment	(435.13)
Bill Pmt -Check	1537	09/20/2006	HYPERCOM	43% Claim Payment	(21,027.43)
Bill Pmt -Check	1538	09/20/2006	JBUCHANAN	43% Claim Payment	(7,883.34)
Bill Pmt -Check	1539	09/20/2006	JOBBROKERS	43% Claim Payment	(537.29)
Bill Pmt -Check	1540	09/20/2006	LASERCYCLE	43% Claim Payment	(106.22)
Bill Pmt -Check	1541	09/20/2006	MERCEDES	43% Claim Payment/stop pymt lost check	0.00
Bill Pmt -Check	1542	09/20/2006	MERRILL	43% Claim Payment	(1,612.50)
Bill Pmt -Check	1543	09/20/2006	OPUS	43% Claim Payment	(39.19)
Bill Pmt -Check	1544	09/20/2006	OSBORN	43% Claim Payment	(195.87)
Bill Pmt -Check	1545	09/20/2006	PR NEWSWIRE	43% Claim Payment	(78.26)
Bill Pmt -Check	1546	09/20/2006	RENA	43% Claim Payment	(365.50)
Bill Pmt -Check	1547	09/20/2006	ROBERTHALF	43% Claim Payment	(2,408.00)
Bill Pmt -Check	1548	09/20/2006	ROTARYLIFT	43% Claim Payment	(461.27)
Bill Pmt -Check	1549	09/20/2006	RYANRAPP	43% Claim Payment	(64.50)
Bill Pmt -Check	1551	09/20/2006	VOLT	43% Claim Payment	(5,020.68)
Bill Pmt -Check	1552	09/20/2006	WALLWEBCAS	43% Claim Payment	(258.00)
Bill Pmt -Check	1530	09/20/2006	BOWNE	43% Claim Payment	(571.47)
			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		(652,303.56)

Bill Pmt -Check	WIRE	09/12/2006	SQUIRE	80% fees 100% expenses August 2006	(45,321.74)
Bill Pmt -Check	WIRE	09/26/2006	BRIDGE	80% fees 100% expenses August 2006	(50,359.60)
Bill Pmt -Check	WIRE	10/02/2006	BAKERMCKEN	80% Fees 100% Expenses August 2006	(334.45)
Bill Pmt -Check	WIRE	10/16/2006	JENNINGS	Final Fee Application	(141,814.60)
Bill Pmt -Check	WIRE	12/13/2006	SQUIRE	Final fee application	(87,051.00)
Bill Pmt -Check	WIRE	12/18/2006	BRIDGE	Final fee application	(27,767.62)
Bill Pmt -Check	WIRE	12/20/2006	BAKERMCKEN	Final fee application	(7,033.60)
			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		(359,682.61)

Bill Pmt -Check	1017	10/25/2006	USTRUSTEE	Q306 TFS	(3,750.00)
Bill Pmt -Check	1018	10/25/2006	USTRUSTEE	Q306 TFS-DI	(250.00)
			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		(4,000.00)

			TOTAL PLAN DISBURSEMENTS 9/11/06-12/31/06		(1,031,108.33)

Bill Pmt -Check	1365	09/12/2006	BAKERBOTTS	PATENT 02719168.3	(865.00)
Bill Pmt -Check	1366	09/12/2006	BENTOVIM	BOARD CALL 9/1/06	(500.00)
Bill Pmt -Check	1367	09/12/2006	EEW		(996.00)
Bill Pmt -Check	1368	09/12/2006	GOLDMAN	BOARD CALL 9/1/06	(500.00)
Bill Pmt -Check	1369	09/12/2006	HIRVELA	BOARD CALL 9/1/06	(500.00)
Bill Pmt -Check	1370	09/12/2006	IRON	off site storage	(825.50)
Bill Pmt -Check	1371	09/12/2006	MALMBERG	BOARD CALL 9/1/06	(500.00)
Bill Pmt -Check	1372	09/12/2006	RENA	temporary services payroll accountant	(312.80)
Bill Pmt -Check	1373	09/12/2006	SALTICH	expense reimbursement	(101.80)
Bill Pmt -Check	1374	09/12/2006	WERNER	BOARD CALL 9/1/06	(500.00)
NONAUTO	PAYROLL	09/19/2006	PAYROLL	Auto deposit amounts	(11,050.00)
Bill Pmt -Check	1501-1527	09/20/2006	VOID		0.00
NONAUTO	PAYROLL	09/21/2006	PAYROLL	Taxes	(7,236.04)
Bill Pmt -Check	1553	09/29/2006	BANKOFNY	transfer agent	(1,822.71)
Bill Pmt -Check	1554	09/29/2006	BLUE CROSS	claims paid July 2006	(403.29)
Bill Pmt -Check	1555	09/29/2006	BOFA	bank fees	(625.64)
Bill Pmt -Check	1556	09/29/2006	BOWNE		(540.00)
Bill Pmt -Check	1557	09/29/2006	CAVANAGH		(116.37)
Bill Pmt -Check	1558	09/29/2006	CPT	claims agent	(233.89)
Bill Pmt -Check	1559	09/29/2006	DEPTOFLABOR	DFVC Filing 2004 Form 5500 401K Plan	(2,000.00)
Bill Pmt -Check	1560	09/29/2006	FENNEMORE		(247.00)
Bill Pmt -Check	1561	09/29/2006	HQGLOBAL	rent	(5,868.95)
Bill Pmt -Check	1562	09/29/2006	NEUSTAR		(115.64)
Bill Pmt -Check	1563	09/29/2006	PITMAN	expense reimbursement	(288.34)
Bill Pmt -Check	1564	09/29/2006	PR NEWSWIRE	press release	(260.00)
Bill Pmt -Check	1565	09/29/2006	RENA	temporary services payroll accountant	(285.60)
Bill Pmt -Check	1566	09/29/2006	SKIRITAI	Bentovim expense reimbursement	(1,323.60)
Bill Pmt -Check	1567	09/29/2006	STATE CONN	2005 tax return	(250.00)
Bill Pmt -Check	1568	09/29/2006	STATE CONN	2005 tax return	(250.00)
NONAUTO	BANK/ADP CHARGES	09/30/2006	BANK/ADP CHARGES		(1,305.60)
NONAUTO	PAYROLL	10/03/2006	PAYROLL	Auto deposit amounts	(2,920.06)
NONAUTO	PAYROLL	10/05/2006	PAYROLL	Taxes	(1,882.79)
Bill Pmt -Check	1569	10/06/2006	NEW WAY	Storage Trailers in Redmond October 2006	(653.40)
Bill Pmt -Check	1570	10/06/2006	SHURGARD	Redmond storage units October 2006 rent	(506.00)
Bill Pmt -Check	1571	10/13/2006	STATE NJ	2005 Tax due for Refac Electronics	(530.00)
NONAUTO	PAYROLL	10/17/2006	PAYROLL	Auto deposit amounts	(3,373.65)
NONAUTO	PAYROLL	10/19/2006	PAYROLL	Taxes	(1,717.40)
Bill Pmt -Check	1002	10/25/2006	TREASURER	2006 Personal Property Tax Leased Property	(22.28)
Bill Pmt -Check	1003	10/25/2006	TREASURER	2006 Personal Property Tax Leased Property	(1.74)
Bill Pmt -Check	1004	10/25/2006	BAKERBOTTS	Patent Work	(268.94)
Bill Pmt -Check	1005	10/25/2006	BANKOFNY	Transfer Agent Fees - September 2006	(1,822.54)
Bill Pmt -Check	1006	10/25/2006	BOFA	Bank Charges - September 2006	(347.30)
Bill Pmt -Check	1007	10/25/2006	CAVANAGH	Patent Work - September 2006	(260.00)
Bill Pmt -Check	1008	10/25/2006	HARDING	2005 Tax Return Preparation	(15,625.00)
Bill Pmt -Check	1009	10/25/2006	HIRVELA	Replacement for lost check	(1,000.00)

Bill Pmt -Check	1010	10/25/2006	HQGLOBAL	November rent	(6,051.75)
Bill Pmt -Check	1011	10/25/2006	IRON	September off site storage	(694.54)
Bill Pmt -Check	1012	10/25/2006	LINEARNET	TFS EMS Back-up tape analysis (40 hours)	(6,000.00)
Bill Pmt -Check	1013	10/25/2006	NEUSTAR	DNS services September 2006	(115.92)
Bill Pmt -Check	1014	10/25/2006	PITMAN	Expense reimbursment - postage, office supplies	(209.64)
Bill Pmt -Check	1015	10/25/2006	RENA	temporary services payroll accountant	(544.00)
Bill Pmt -Check	1016	10/25/2006	SHURGARD	Redmond storage units November rent	(506.00)
Bill Pmt -Check	1019	10/25/2006	LARSONALLEN	Form 5500 preparation Employee Benefit Plans	(350.00)
NONAUTO	BANK/ADP CHARGES	10/31/2006	BANK/ADP CHARGES		(1,270.58)
NONAUTO	PAYROLL	11/03/2006	PAYROLL	Auto deposit amounts	(3,196.68)
NONAUTO	PAYROLL	11/03/2006	PAYROLL	Taxes	(1,329.55)
NONAUTO	PAYROLL	11/15/2006	PAYROLL	Auto deposit amounts	(3,483.92)
NONAUTO	PAYROLL	11/16/2006	PAYROLL	Taxes	(1,496.86)
Bill Pmt -Check	1021	11/21/2006	EEW	quarterly testing fee ground water CT	(1,205.00)
Bill Pmt -Check	1020	11/21/2006	BAKERMCKEN	October 2006	(952.20)
Bill Pmt -Check	1022	11/21/2006	FENNEMORE	patent work	(104.00)
Bill Pmt -Check	1023	11/21/2006	HARDING	401k audit, tax returns	(24,383.00)
Bill Pmt -Check	1024	11/21/2006	IRON	October 2006 offsite storage	(824.15)
Bill Pmt -Check	1025	11/21/2006	NEW WAY	November 2006 Redmond storage trailers	(653.40)
Bill Pmt -Check	1026	11/21/2006	PR NEWSWIRE	press release DRB resignation	(170.00)
Bill Pmt -Check	1027	11/21/2006	RENA	temporary services payroll accountant	(217.60)
Bill Pmt -Check	1028	11/21/2006	WAYLEN	Services May-Oct 2006 (6 days)	(3,000.00)
Bill Pmt -Check	WIRE	11/21/2006	BRIDGE	September 2006	(59,843.05)
NONAUTO	PAYROLL	11/28/2006	PAYROLL	Auto deposit amounts	(3,196.68)
Bill Pmt -Check	1029	11/30/2006	BANKOFNY	Transfer agent fees October 2006	(1,822.54)
Bill Pmt -Check	1030	11/30/2006	BOFA	bank charges October 2006	(600.32)
Bill Pmt -Check	1031	11/30/2006	HQGLOBAL	December 2006 rent Scottsdale	(5,794.38)
Bill Pmt -Check	1032	11/30/2006	LYON	Board fees Sep-Nov 2006	(6,666.67)
Bill Pmt -Check	1033	11/30/2006	NEUSTAR	DNS services October 2006	(163.13)
Bill Pmt -Check	1034	11/30/2006	PDAVIS	Board fees Sep-Nov 2006	(6,666.67)
Bill Pmt -Check	1035	11/30/2006	PITMAN	reimburse office supplies/postage	(158.56)
Bill Pmt -Check	1036	11/30/2006	RENA	temporary services payroll accountant	(448.80)
Bill Pmt -Check	1037	11/30/2006	SHURGARD	December 2006 Redmond Storage units	(506.00)
NONAUTO	BANK/ADP CHARGES	11/30/2006	BANK/ADP CHARGES		(457.88)
NONAUTO	PAYROLL	11/30/2006	PAYROLL	Taxes	(1,329.55)
Bill Pmt -Check	1038	12/04/2006	BAKERBOTTS	PATENT 86219	(1,000.00)
Bill Pmt -Check	1039	12/04/2006	BAKERBOTTS	PATENT 1287401	(1,000.00)
Bill Pmt -Check	1041	12/12/2006	DUPLEX	SSD DI litigation support scans & copies	(1,114.73)
Bill Pmt -Check	1042	12/12/2006	FENNEMORE	patent issues	(93.00)
Bill Pmt -Check	1043	12/12/2006	LYON	TFS DECEMBER 2006	(2,500.00)
Bill Pmt -Check	1044	12/12/2006	NEW WAY	Redmond Storage Trailers rent Dec	(653.40)
Bill Pmt -Check	1045	12/12/2006	PDAVIS	TFS DECEMBER 2006	(2,500.00)
Bill Pmt -Check	1046	12/12/2006	RENA	payroll accountant	(374.00)
Bill Pmt -Check	1047	12/12/2006	STEVEBROWN	October 2006 legal fees	(19,071.89)
NONAUTO	PAYROLL	12/12/2006	PAYROLL	Auto deposit amounts	(3,483.92)
Bill Pmt -Check	WIRE	12/13/2006	SQUIRE	post emerge legal Sept, Oct & Nov 2006	(123,986.70)

NONAUTO	PAYROLL	12/14/2006	PAYROLL	Taxes	(1,496.86)
Bill Pmt -Check	WIRE	12/18/2006	BRIDGE	post emerge legal Oct & Nov 2006	(52,957.95)
Bill Pmt -Check	1049	12/26/2006	BAKERMCKEN	November 2006 Spain representation	(1,060.53)
Bill Pmt -Check	1050	12/26/2006	BANKOFNY	November 2006 Transfer Agent fees	(1,822.61)
Bill Pmt -Check	1051	12/26/2006	BOFA	November 2006 analysis charges	(35.50)
Bill Pmt -Check	1052	12/26/2006	BOWNE	Press releases - emergence & DRB	(4,981.00)
Bill Pmt -Check	1053	12/26/2006	HQGLOBAL	January 2007 rent	(5,683.32)
Bill Pmt -Check	1054	12/26/2006	IRON	Offsite storage to 12/31/06	(780.46)
Bill Pmt -Check	1055	12/26/2006	PISARUK	Void	0.00
Bill Pmt -Check	1056	12/26/2006	RENA	payroll accountant	(129.20)
Bill Pmt -Check	1057	12/26/2006	SHURGARD	Redmond storage Jan2007	(506.00)
NONAUTO	PAYROLL	12/26/2006	PAYROLL	Auto deposit amounts	(5,173.18)
NONAUTO	PAYROLL	12/26/2006	PAYROLL	Taxes	(2,630.67)
NONAUTO	BANK/ADP CHARGES	12/31/2006	BANK/ADP CHARGES		(2,333.47)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 9/11/06-12/31/06		(450,536.28)

			TOTAL DISBURSEMENTS FOR 9/11/06-12/31/06		(1,481,644.61)